UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2024
BXP, INC.
BOSTON PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant As Specified in its Charter)

BXP, Inc.	Delaware	1-13087	04-2473675
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Boston Properties Limited Partnership	Delaware	0-50209	04-3372948
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 Boylston Street, Suite 1900, Boston, Massachusetts 02199
(Address of Principal Executive Offices) (Zip Code)
(617) 236-3300
(Registrant’s telephone number, including area code)
BOSTON PROPERTIES, INC.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
BXP, Inc.	Common Stock, par value $0.01 per share	BXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
BXP, Inc.:
Emerging growth company ☐

Boston Properties Limited Partnership:
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

BXP, Inc. ☐         Boston Properties Limited Partnership ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2024, the Board of Directors of BXP, Inc. (“BXP”), a Delaware corporation and the sole general partner of Boston Properties Limited Partnership, amended BXP’s Restated By-laws (the “By-laws”), effective as of such date. The amendments to the By-laws (as so amended, the “Amended and Restated By-laws”) make the following changes to the advance notice and stockholder nominee provisions of the By-laws (Sections 2.9, 2.11, 3.7 and 3.8):

•delete the requirement in Section 3.8(d) that a person nominated by a stockholder or a group of stockholders for election to BXP’s Board of Directors deliver an irrevocable resignation letter, which would become effective upon a determination by BXP’s Board or a committee thereof that information provided by the nominee was untrue in any material respect or omitted material information;

•revise certain disclosure and procedural requirements for stockholders proposing business or director nominations for consideration at an annual meeting of stockholders to clarify that the obligations imposed on stockholder-proponents under Section 2.9 and Section 3.7 to provide information regarding certain persons known by such proponent to support the business or nomination extend only to other BXP stockholders and beneficial owners of BXP common stock known by the stockholder-proponent to be providing financial support or meaningful assistance in support of the stockholder-proponent’s proposal or nomination, as applicable;

•clarify that the power of the presiding officer of the annual meeting to determine whether a stockholder proposal or director nomination satisfies the terms of Section 2.9 or Section 3.7, as applicable, is subject in all cases to the direction, supervision and control of the BXP Board; and

•clarify that the authority granted under Section 2.11 to the presiding officer to adopt and enforce rules of procedure for the conduct of meetings of BXP stockholders is subject in all cases to the Board’s authority to make rules and regulations for the conduct of such meetings.

The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to a copy of the Amended and Restated By-laws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
*3.1	Amended and Restated By-laws of BXP, Inc.
*101.SCH	Inline XBRL Taxonomy Extension Schema Document.
*101.LAB	Inline XBRL Taxonomy Extension Calculation Linkbase Document
*101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
*101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
*104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BXP, INC.

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

BOSTON PROPERTIES LIMITED PARTNERSHIP
By: BXP, Inc., its General Partner

By:	/s/ MICHAEL E. LABELLE
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
and Treasurer

Date: July 24, 2024